Exhibit 10.2

EXECUTION VERSION

FIDELIS INSURANCE HOLDINGS LIMITED

FIRST AMENDMENT TO THE COMMON SHAREHOLDER REGISTRATION RIGHTS AGREEMENT

This FIRST AMENDMENT TO THE COMMON SHAREHOLDER REGISTRATION RIGHTS AGREEMENT (the “Amendment”) is made as of November 25, 2019, by FIDELIS INSURANCE HOLDINGS LIMITED, a Bermuda exempted company with limited liability (the “Company”). Capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Agreement (as defined herein).

WHEREAS, the Company and the Shareholders are parties to that certain Common Shareholder Registration Rights Agreement, made as of June 9, 2015 (the “Agreement”);

WHEREAS, the Company has commenced a private placement to certain new and existing investors pursuant to which it has offered its common shares, par value of $0.01 per share (the “Common Shares”) up to $300 million in the aggregate (the “Private Placement”);

WHEREAS, the definition of “Registrable Securities” currently included in the Agreement would not capture new Common Shares issued to the existing investors pursuant to the Private Placement, and therefore should be amended accordingly; and

WHEREAS, Section 13(b) of the Agreement provides that the Agreement may be amended if the Company obtains written consent of the Shareholders holding a majority of the Registrable Securities outstanding subject to the Agreement. Therefore, this Amendment need only be approved by the undersigned as holders of a majority of the Registrable Securities outstanding.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in accordance with Section 13(b) of the Agreement, the parties hereto hereby agree as follows:

1.	Amendments to the Agreement.

The definition of “Registrable Securities” is hereby deleted in its entirety and replaced with the following (emphasis added to show amendment):

““Registrable Securities” means (i) the Common Shares held by each Shareholder as of the date such Shareholder agrees in writing to become bound by and becomes subject to this Agreement (such Shareholder’s “RRA Effective Date”), (ii) any Common Shares acquired by any Shareholder after such Shareholder’s RRA Effective Date, (iii) any Common Shares issued or issuable to any Shareholder pursuant to the Warrants and (iv) any Common Shares issued, issuable, converted, convertible, exchanged or exchangeable in respect of the securities referred to in clause (i), (ii) or (iii) above upon any stock split, stock dividend, recapitalization or similar event; provided, however, the Registrable Securities shall not include any securities referred to in clauses (i), (ii), (iii) or (iv) if (A) the holder of such securities may resell such securities pursuant to Rule 144 (or successor rule) under the Securities Act without any volume restrictions, manner of sale requirements or notice requirements set forth in such Rule, (B) the sale of such securities has been registered pursuant to the Securities Act and such sale has been consummated or (C) the securities have been transferred in a transaction in which registration rights are not transferred pursuant to Section 13(f) hereof. For the avoidance of doubt, the parties acknowledge that a Shareholder holding Warrants shall not be required to exercise any Warrant in order to have the Registrable Securities underlying such Warrant registered for sale, and immediately prior to the consummation of such sale such Shareholder may either (i) exercise the applicable Warrant or (ii) in connection with a Shelf Underwritten Offering or underwritten Piggyback Registration, if the relevant underwriters agree, transfer such Warrant to such underwriters.”

2.	Miscellaneous.

(a)

Except as otherwise expressly provided in this Amendment, no other terms of the Agreement shall be modified, amended, supplemented or waived in any respect, and the Agreement, as amended hereby, shall constitute and remain in full force and effect.

(b)

This Amendment shall be governed by the laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule that would cause the application of the law of any jurisdiction other than the State of New York. Each party submits to the jurisdiction of any state or federal court sitting in the Borough of Manhattan, New York, New York in any action arising out of or relating to this Amendment and agrees that all claims in respect of the action may be heard and determined solely in such courts.

(c)

Each party agrees that a final judgment in any action so brought will be conclusive and may be enforced by action on the judgment or in any other manner provided at law or in equity. Each party waives any defense of inconvenient forum to the maintenance of any action so brought and waives any bond, surety, or other security that might be required of any other party with respect thereto.

(d)	This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[REMAINDER OF THE PAGE LEFT INTENTIONALLY BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered, all as of the date first set forth above.

The Company:

FIDELIS INSURANCE HOLDINGS LIMITED

/s/ Patricia Roufca
By:	Patricia Roufca
Title:	Group COO & Group GC

[Signature page to the RAA Amendment Agreement]

Shareholders:

CRESTVIEW FIHL HOLDINGS, L.P.
By: Crestview FIHL GP, Ltd., as its general partner

/s/ Evelyn Pellicone

By:	Evelyn Pellicone
Title:	CFO

CRESTVIEW FIHL TE HOLDINGS, LTD.

/s/ Evelyn Pellicone

By:	Evelyn Pellicone
Title:	CFO

CVC FALCON HOLDINGS LIMITED

By:
Title:

PINE BROOK FEAL INTERMEDIATE, L.P.
By: PBRA (Cayman) Company, as its general partner

By:
Title:

[Signature page to the RAA Amendment Agreement]

Shareholders:

CRESTVIEW FIHL HOLDINGS, L.P.
By: Crestview FIHL GP, Ltd., as its general partner

By:
Title:

CRESTVIEW FIHL TE HOLDINGS, LTD.

By:
Title:

CVC FALCON HOLDINGS LIMITED

/s/ J. Cosnett
By:	J. Cosnett
Title:	Director

PINE BROOK FEAL INTERMEDIATE, L.P.
By: PBRA (Cayman) Company, as its general partner

By:
Title:

[Signature page to the RAA Amendment Agreement]

Shareholders:

CRESTVIEW FIHL HOLDINGS, L.P.
By: Crestview FIHL GP, Ltd., as its general partner

By:
Title:

CRESTVIEW FIHL TE HOLDINGS, LTD.

By:
Title:

CVC FALCON HOLDINGS LIMITED

By:
Title:

PINE BROOK FEAL INTERMEDIATE, L.P.
By: PBRA (Cayman) Company, as its general partner

/s/ William Spiegel
By:	William Spiegel
Title:	Director

[Signature page to the RAA Amendment Agreement]